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                      SALOMON BROTHERS INVESTMENT SERIES

                       SUPPLEMENT DATED AUGUST 12, 2003
                    TO THE PROSPECTUS DATED APRIL 30, 2003

                       SALOMON BROTHERS SERIES FUNDS INC
                       SALOMON BROTHERS CAPITAL FUND INC
                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                              SALOMON FUNDS TRUST

   The following information revises and supersedes, as applicable, the information contained under "Dividends, distributions and taxes" in the Prospectus for Salomon Brothers Investment Series.

Background

   The Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act") changes the United States federal income taxation of dividends received by individuals. This supplement updates the statements in the section entitled "Dividends, distributions and taxes" of this Prospectus, which were prepared before the Act became law on May 28, 2003.

Changes to Taxation of Dividends

   Dividends received by individuals, trusts and estates from U.S. corporations and certain foreign corporations are generally subject to tax at reduced rates, which are equal to the rates applicable to long-term capital gains and are lower than ordinary income tax rates. The maximum rate applicable to such dividends is 15%.

   The percentage of a dividend from a mutual fund that will be eligible for the lower rates, however, is equal to the percentage of the mutual fund's "gross income" that is attributable to qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent the mutual fund's "gross income" is attributable to other sources, such as taxable interest, short-term capital gains, foreign currency gains, fees from securities lending transactions, most distributions from real estate investment trusts or dispositions of section 1256 contracts, a dividend from the mutual fund will not be eligible for the lower rates. Nonetheless, the Act provides that if at least 95 percent of the mutual fund's gross income is from qualifying dividends, then 100% of its dividends will be eligible for the lower rates. For these purposes, a mutual fund's "gross income" does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales.

   The Act also provides that if an individual receives a dividend qualifying for the lower rates and such dividend constitutes an "extraordinary dividend", and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" for this purpose is a dividend in an amount in excess of 5% of the taxpayer's tax basis in a share of preferred stock, and an amount in excess of 10% of the taxpayer's basis in a share of common stock.

   The Act does not change the taxation of capital gain distributions, except that the Act lowers the tax rates generally applicable to long-term capital gains realized on or after May 6, 2003 by individuals, trusts and estates. The maximum rate applicable to long-term capital gains for individuals was reduced from 20% to 15%.

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   California Tax Free Bond Fund, Cash Management Fund, High Yield Bond Fund,
National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund do not expect a significant portion of fund distributions to be derived from qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that qualifies for the reduced rates.

Effective Dates of the Act

   The Act is generally effective for tax years beginning after December 31, 2002, through tax years beginning on or before December 31, 2008.




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